UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 571 12 02

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Playa Hotels & Resorts N.V., a Dutch public limited liability company (“Playa” or the “Company”) held its annual meeting of shareholders on Thursday May 16, 2019, at 3:00 p.m., Central European Summer Time, in Amsterdam, the Netherlands (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the shareholders approved an amendment to the Company’s 2017 Omnibus Incentive Plan (the “2017 Plan”), which increased the number of shares available for issuance under the 2017 Plan by 8,000,000 shares to a total of 12,000,000 shares (the “Amendment”). A summary of the terms of the 2017 Plan and the Amendment is set forth in the Company’s proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on April 19, 2019 (the “Proxy Statement”) under the caption “Item 1. Amendment to our 2017 Plan to increase the number of shares available for issuance thereunder by 8,000,000 shares to a total of 12,000,000 shares” and is incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of the matters voted upon at the Company’s 2019 Annual Meeting and the “% For” calculation results (which exclude broker non-votes and abstentions to the extent they do not affect the vote on the matter), as more fully described in the Company’s Proxy Statement, are set forth below.

The shareholders approved the Amendment:

Votes For	Votes Against	Abstain	% For	Broker Non-Votes
121,343,050	2,596,994	135,656	97.90%	2,019,206

The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Withheld	Abstain	% For	Broker Non-Votes
Bruce D. Wardinski [1]	123,246,514	696,870	132,316	99.43%	2,019,206
Richard B. Fried	122,824,237	1,118,147	133,316	99.09%	2,019,206
Gloria Guevara	100,190,881	23,752,088	132,731	80.83%	2,019,206
Charles Floyd	112,749,675	11,193,709	132,316	90.96%	2,019,206
Daniel J. Hirsch	112,767,085	11,176,299	132,316	90.98%	2,019,206
Hal Stanley Jones	113,794,623	10,148,761	132,316	91.81%	2,019,206
Thomas Klein	112,773,085	11,170,299	132,316	90.98%	2,019,206
Elizabeth Lieberman	114,059,166	9,884,218	132,316	92.02%	2,019,206
Karl Peterson	112,287,030	11,656,939	131,731	90.59%	2,019206
Arturo Sarukhan	114,064,665	9,879,304	131,731	92.02%	2,019,206
Christopher W. Zacca	123,938,748	5,221	131,731	99.99%	2,019,206
Richard Byles	123,938,748	4,636	132,316	99.99%	2,019,206

[1]	All nominees were elected as non-executive directors except for Mr. Wardinski who was elected as sole executive director.

The shareholders adopted the Dutch Statutory Annual Accounts for the year ended December 31, 2018:

Votes For	Votes Against	Abstain	% For	Broker Non-Votes
125,685,205	661	409,040	99.99%	—

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Abstain	% For	Broker Non-Votes
125,960,577	662	133,667	99.99%	—

The shareholders approved the instruction to Deloitte Accountants B.V for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2019.:

Votes For	Votes Against	Abstain	% For	Broker Non-Votes
125,686,222	662	408,022	99.99%	—

The shareholders approved the discharge of our directors from liability for the year ended December 31, 2018:

Votes For	Votes Against	Abstain	% For	Broker Non-Votes
123,624,818	15,871	435,011	99.98%	2,019,206

The shareholders approved the authorization of the board of directors to acquire Company shares:

Votes For	Votes Against	Abstain	% For	Broker Non-Votes
123,528,669	1,648,871	917,366	98.68%	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to 2017 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Playa Hotels & Resorts N.V.

Date: May 21, 2019	By:	/s/ Bruce D. Wardinski
Bruce D. Wardinski
Chief Executive Officer